                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    AMENDED
                                   FORM N-CSR
   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                                    811-4017

                      (Investment Company Act File Number)

                             Federated Equity Funds
        _______________________________________________________________

               (Exact Name of Registrant as Specified in Charter)

                           Federated Investors Funds
                              5800 Corporate Drive
                      Pittsburgh, Pennsylvania 15237-7000

                                 (412) 288-1900
                        (Registrant's Telephone Number)

                           John W. McGonigle, Esquire
                           Federated Investors Tower
                              1001 Liberty Avenue
                      Pittsburgh, Pennsylvania 15222-3779
                    (Name and Address of Agent for Service)
               (Notices should be sent to the Agent for Service)

                       Date of Fiscal Year End:  10/31/06

             Date of Reporting Period:  Fiscal year ended 10/31/06

ITEM 1.     REPORTS TO STOCKHOLDERS

Federated
World-Class Investment Manager

Federated Kaufmann Fund

Established 2001

A Portfolio of Federated Equity Funds

ANNUAL SHAREHOLDER REPORT

October 31, 2006 (Revised May 25, 2007)

Class K Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2006		2005		2004		2003		2002
Net Asset Value, Beginning of Period	$5.52		$5.11		$4.90		$3.54		$4.23
Income From Investment Operations:
Net investment income (loss)	(0.06	) [1]	(0.05	) [1]	(0.06	) [1]	(0.06	) [1]	(0.05	) [1]
Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	0.95		0.75		0.31		1.42		(0.28)
TOTAL FROM INVESTMENT OPERATIONS	0.89		0.70		0.25		1.36		(0.33)
Less Distributions:
Distributions from net realized gain on investments, options and foreign currency transactions	(0.33)		(0.29)		(0.04)		--		(0.36)
Net Asset Value, End of Period	$6.08		$5.52		$5.11		$4.90		$3.54
Total Return [2]	16.85%		14.25%		5.24	% [3]	38.42%		(8.92)%

Ratios to Average Net Assets:
Net expenses	1.95%		1.95%		1.95%		1.95%		1.95%
Net investment income (loss)	(0.99)%		(1.01)%		(1.29)%		(1.46)%		(1.25)%
Expense waiver/reimbursement [4]	0.46%		0.45%		0.47%		0.52%		0.45%
Supplemental Data:
Net assets, end of period (000 omitted)	$4,330,877		$3,856,427		$3,534,720		$3,494,765		$2,603,263
Portfolio turnover	64%		71%		73%		72%		65%
Redemption fees consisted of the following per share amounts	$0.00	[5]	$0.00	[5]	$0.00	[5]	$0.00	[5]	$0.00	[5]

1 Per share numbers have been calculated using the average shares method.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

3 During the year, the Fund was reimbursed by the Adviser, which had an impact of 0.21% on the total return.

4 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

5 Represents less than $0.01.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transactions costs, including sales charges (loads) on purchase or redemption payments; and redemption/exchange fees; and (2) ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2006 to October 31, 2006.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments, or redemption/exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2006	Ending Account Value 10/31/2006	Expenses Paid During Period [1]
Actual	$1,000	$988.60	$9.77
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,015.38	$9.91

1 Expenses are equal to the Fund's annualized net expense ratio of 1.95%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Management's Discussion of Fund Performance

The Federated Kaufmann Fund's Class K shares produced a total return of 16.85%, based on the net asset value for the reporting period ended October 31, 2006. The fund's benchmark, the Russell Mid Cap Growth Index 1 had a total return of 14.51% for the reporting period and the Lipper Mid-Cap Growth Index 2 and the Lipper Mid-Cap Growth Funds Average 3 had total returns of 13.14% and 11.52%, respectively.

MARKET OVERVIEW

The stock market as a whole posted strong positive returns during the reporting period with a temporary downturn that occurred during the months of May-August. Subsequently the market recovered and ended the fiscal year strongly. Economic indicators highlighted a slowing economy during the second half of the period. Energy prices also pulled back from their all time highs based upon this economic weakness. The Fed halted its interest rate increases awaiting further economic data. Generally, small and mid-sized companies continued to report strong operating earnings growth during the period. The market seemed to take strong earnings reports and a pause in interest rate hikes as positive news and rewarded shareholders with solid gains during the fiscal year.

FUND PERFORMANCE

The Federated Kaufmann Fund's performance is driven primarily by bottom-up stock selection. Seven of our top ten contributing companies across multiple sectors each returned over 60% during the reporting period. Specifically, CB Richard Ellis Services 84%, Memc Electronic Materials 98%, Illumina, Inc. 182%, Mastercard 61%, Conceptus, Inc. 93%, Bharti Airtel 65%, and Time Warner Telecom, Inc. 138% all contributed strongly to performance. In addition, Central European Media Enterprises Ltd. 59%, Inamed 28%, and Petsmart, Inc. 23% were also amongst our top ten contributing companies.

1 Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The index is unmanaged, and unlike the fund, is not affected by cashflows. Investments cannot be made in an index.

2 Lipper Mid-Cap Growth Index is the composite performance of the largest mid-cap growth mutual funds, as categorized by Lipper, Inc. The index is unmanaged, and unlike the fund, is not affected by cashflows. Investments cannot be made in an index.

3 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling into the category indicated. They do not reflect sales charges.

Four of our laggard companies were in the Health Care sector, Neurocrine Bioscience, Inc. (78%), Anadys Pharmaceuticals (75%), Threshold Pharmaceuticals, Inc. (70%), and United Surgical Partners International, Inc. (31%), detracting from performance. Additional laggards included SFCG Co. (22%), NAVTEQ Corp. (15%), Autodesk, Inc. (20%), Simpson Manufacturing Co., Inc. (27%), and Dresser-Rand Group (12%). While it is interesting to know how specific stocks performed during the reporting period the success of these holdings won't be known until they are sold, typically over longer periods.

The sector exposure that results from our bottom-up investment process may provide some additional insight into the relative performance of the fund. Our significant overweight in Financials relative to the benchmark benefited performance. The fund's performance was negatively impacted by the fund's cash position which averaged between 5% and 10% during the reporting period.

FEDERATED KAUFMANN FUND - CLASS K SHARES

The following tables show the Fund's rankings and total returns as compared with its Lipper peer group and benchmark as of October 31, 2006.

Lipper Ranking Based on Total Returns [2]	1-Year	2-Years	3-Years	5-Years	10-Years	15-Years
Federated Kaufmann Fund--Class K Shares	77	109	135	34	16	1
Total Number of Mid-Cap Growth Funds	610	529	480	376	140	47

Average Annual Total Returns for the Period Ended 10/31/2006

	6-Month (Cumulative)	1-Year	3-Years	5-Years	10-Years	15-Years
Federated Kaufmann Fund--Class K Shares [3]	(1.34)%	16.62%	11.92%	12.07%	10.56%	14.06%
RMGI [4]	(0.58)%	14.51%	13.02%	10.62%	8.73%	10.60%
LMCGI [4]	(3.46)%	13.14%	11.11%	7.83%	6.62%	9.52%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 0.20% redemption fee. The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell Midcap Growth Index (RMGI) and the Lipper Mid-Cap Growth Index (LMCGI) have been adjusted to reflect reinvestment of all dividends on securities in the indexes.

2 Lipper rankings are based on total return and do not take sales charges into account.

3 Total returns reflect the 0.20% redemption fee.

4 The RMGI and the LMCGI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission ("SEC") requires to be reflected in the Fund's performance. The RMGI measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The LMCGI is an equal dollar-weighted index of the largest mutual funds within the mid-cap growth classification, as defined by Lipper, Inc. The index is adjusted for the reinvestment of capital gains and income dividends. The indexes are unmanaged, and, unlike the Fund, are not affected by cashflows. Investments cannot be made in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At October 31, 2006, the Fund's sector composition 1 was as follows:

Sector	Percentage of Total Net Assets
Health Care	25.1%
Financials	18.3%
Information Technology	16.3%
Industrials	12.9%
Consumer Discretionary	8.1%
Telecommunication Services	2.9%
Consumer Staples	2.3%
Energy	1.9%
Materials	1.6%
Utilities	1.6%
Options [2]	0.0%
Securities Lending Collateral [3]	19.0%
Cash Equivalents [4]	8.9%
Other Assets and Liabilities--Net [5]	(18.9)%
TOTAL	100.0%

1 Except for Options, Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities--Net, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 Represents less than 0.01%.

3 Cash collateral received from lending portfolio securities which is invested in short-term investments such as repurchase agreements or money market mutual funds.

4 Cash Equivalents includes any investments in money market mutual funds and/or overnight repurchase agreements other than those representing securities lending collateral.

5 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

October 31, 2006

Shares or Units Held			Value
		COMMON STOCKS--89.6%
		Consumer Discretionary--8.1%
166,700		Bajaj Auto Ltd.	$10,185,063
900,000	[1,2]	Bed Bath & Beyond, Inc.	36,261,000
4,638,000		Bharat Forge Ltd.	37,079,280
1,971,700	[1,2,3]	Central European Media Enterprises Ltd., Class A	145,550,894
38,700		Cheil Communications, Inc.	8,522,420
342,300	[1,2]	Chipotle Mexican Grill, Inc.	20,503,770
1,200,000	[1,2]	Clear Channel Outdoor Holdings, Inc., Class A	29,460,000
2,938,500	[1]	Clear Media Ltd.	4,118,404
3,672,400	[1]	Consorcio ARA SA	20,846,314
8,310,900		Debenhams PLC	29,804,480
398,600	[1,2]	Dick's Sporting Goods, Inc.	19,834,336
1,259,800	[1]	Educate, Inc.	9,637,470
101,156		Hollywood Media Corp., Warrants 5/22/2007	179,967
1,000,000	[1,4,5]	Hydrogen Corp.	4,900,000
250,000	[1]	Hydrogen Corp., Warrants	58,022
800,000	[1,2]	Kohl's Corp.	56,480,000
800,000	[1,2]	Lamar Advertising Co.	46,144,000
700,000	[1]	Lodgenet Entertainment	16,100,000
502,900	[1]	Maruti Udyog Ltd.	10,843,677
3,562,800	[1]	Next Media Ltd.	1,901,150
1,100,000		Orient-Express Hotel Ltd.	43,395,000
3,900,000	[2]	PetSmart, Inc.	112,242,000
3,537,200	[1,4,5]	Piaggio & C. SpA	14,356,197
712,200	[1,2,4,5]	Submarino SA	25,183,392
1,284,700	[1,2]	Syntax-Brillian Corp.	8,157,845
673,100		USS Co. Ltd.	42,703,621
		TOTAL	754,448,302
Shares or Units Held			Value
		COMMON STOCKS--continued
		Consumer Staples--2.3%
1,420,000	[1]	Dean Foods Co.	$59,483,800
4,735,950		Hindustan Lever Ltd.	24,852,431
2,500,000		Loews Corp.	97,300,000
454,000		Whole Foods Market, Inc.	28,983,360
		TOTAL	210,619,591
		Energy--1.9%
1,000,000	[1]	Complete Production Services, Inc.	19,290,000
5,225,000	[1,2,3]	Dresser-Rand Group, Inc.	113,330,250
84,100	[1]	Horizon Offshore, Inc.	1,451,566
1,247,405		Reliance Industries Ltd.	33,934,513
311,400		Woodside Petroleum Ltd.	9,054,527
		TOTAL	177,060,856
		Financials--17.6%
2,742,583		3i Group	50,223,463
2,490,300		Advance America Cash Advance, Inc.	37,329,597
79,400	[1]	Alleghany Corp.	24,276,550
1	[4]	Apollo Investment Fund V	8,117,929
1,300,000		Axis Capital Holdings Ltd.	42,705,000
1,500,000	[2]	Brookfield Asset Management, Inc., Class A	66,810,000
10,000,000	[1]	CB Richard Ellis Services, Inc.	300,300,000
1,000,000		Calamos Asset Management, Inc.	29,220,000
550,000	[2]	Capital One Financial Corp.	43,631,500
1	[4]	Denovo Ventures I LP	4,952,953
1	[1,4]	FA Private Equity Fund IV LP	485,088
99,000	[1]	Gagfah SA	2,873,283
1	[4]	Greenfield Technology Venture Fund	11,215
2,781,700		Housing Development Finance Corp. Ltd.	90,555,053
4,855,600		ICICI Bank Ltd.	83,525,378
791,300		ICICI Bank Ltd., ADR	27,814,195
2,180,000	[2]	IPC Holdings Ltd.	65,487,200
1	[4]	Incuvest LLC	0
31,643,300	[1]	Industrial & Commercial Bank of China	14,159,168
Shares or Units Held			Value
		COMMON STOCKS--continued
		Financials--continued
1	[1,4]	Infrastructure Fund	$102,740
1	[4]	Internet.com Corp.	0
818,900	[1,3]	James River Group, Inc.	24,550,622
700,000		Korea Investment Holdings Co. Ltd.	33,430,618
2,850,000	[1,2]	Labranche & Co., Inc.	25,279,500
1	[4]	Latin Healthcare Fund	10,389,596
121,800	[1,2]	Markel Corp.	48,659,100
500,000	[2]	Morgan Stanley	38,215,000
1,750,000	[1]	Move, Inc.	8,365,000
2,500,000	[2]	Nuveen Investments, Class A	123,250,000
500,000		OptionsXpress Holdings, Inc.	15,540,000
1	[1,4]	Peachtree Leadscope LLC	300,000
1	[4]	Peachtree Leadscope LLC	0
1	[4]	Peachtree Open Networks	0
1	[4]	Peachtree Velquest	0
1	[4]	Peachtree/CB Partners	0
500,000	[1]	Penson Worldwide, Inc.	12,160,000
2,100,000	[1,2]	Philadelphia Consolidated Holding Corp.	82,152,000
1,780,800	[1]	RHJ International	33,524,310
1	[4]	Rocket Ventures II	0
198,000		SFCG Co. Ltd.	36,618,700
1,000,000		SLM Corp.	48,680,000
9,309,800		Shinsei Bank Ltd.	53,731,050
118,300,000	[1]	Thai Military Bank	11,382,596
1,312,500		Unitech Ltd.	11,425,716
133,000		White Mountains Insurance Group, Inc.	75,510,750
1,345,000		Willis Group Holdings Ltd.	51,150,350
6,608,000	[1,4,5]	Yanlord Land Group Ltd.	6,154,676
		TOTAL	1,643,049,896
		Health Care--24.8%
1,000,000	[1,2]	Abiomed, Inc.	14,200,000
1,927,000	[1,3]	Accelrys, Inc.	12,140,100
91,400	[1]	Adeza Biomedical Corp.	1,274,116
200,000	[1,2]	Align Technology, Inc.	2,772,000
2,400,000	[1,2]	Alkermes, Inc.	40,320,000
Shares or Units Held			Value
		COMMON STOCKS--continued
		Health Care--continued
1,724,396	[2]	Allergan, Inc.	$199,167,738
888,600	[1,2]	Alnylam Pharmaceuticals, Inc.	17,523,192
500,000	[1,2]	Altus Pharmaceuticals, Inc.	8,240,000
250,000	[1,2]	Amylin Pharmaceuticals, Inc.	10,990,000
2,000,000	[1,3]	Anadys Pharmaceuticals, Inc.	6,820,000
485,200	[1]	Anika Therapeutics, Inc.	6,157,188
650,000	[1,4]	Aradigm Corp., Warrants 12/17/2006	0
434,259	[1]	Ardais Corp., Warrants 1/1/2005	0
434,259	[1,4]	Ardais Corp., Warrants 4/14/2009	0
1,200,000	[1,2]	Arena Pharmaceuticals, Inc.	18,300,000
360,300	[1]	Arthrocare Corp.	14,559,723
500,000	[1]	Aspect Medical Systems, Inc.	8,935,000
2,073,628	[1,2,3]	Auxilium Pharmaceutical, Inc.	26,127,713
168,500		Aventis Pharma Ltd.	5,781,312
3,000,000	[1,2,3]	Avigen, Inc.	15,210,000
558,660	[1,4]	Avigen, Inc.	2,832,406
2,375,000	[1]	BioMarin Pharmaceutical, Inc.	38,071,250
1,031,600	[1]	Bioenvision, Inc.	5,302,424
674,300	[1,2]	CV Therapeutics, Inc.	8,732,185
9,900	[1]	Cepheid, Inc.	81,279
555,000	[1,3]	Chindex International, Inc.	7,198,350
111,000	[1,3]	Chindex International, Inc., Warrants 3/31/2009	731,290
4,073,900		Cipla Ltd.	23,685,255
2,413,250	[1,4,5]	Cipla Ltd., GDR	14,020,982
347,492	[4]	CompBenefits Corp.	0
600,000	[1,3,4,5]	Conceptus, Inc.	11,892,000
714,286	[3,4]	Conceptus, Inc.	14,157,149
625,000	[4]	Conceptus, Inc.	12,387,500
3,634,700	[1,2,3]	Conceptus, Inc.	72,039,754
500,000	[1,4]	Cortek, Inc.	0
4,000,000	[1,2,3]	Cubist Pharmaceuticals, Inc.	89,080,000
2,142,857	[1]	Cyclacel Pharmaceuticals, Inc.	12,171,428
857,143	[1]	Cyclacel Pharmaceuticals, Inc., Warrants 4/28/2013	4,240,928
100,000	[1]	Cypress Biosciences, Inc.	788,000
4,763,500	[1,3]	Cytokinetics, Inc.	34,725,915
Shares or Units Held			Value
		COMMON STOCKS--continued
		Health Care--continued
4,873,400	[1]	Cytyc Corp.	$128,755,228
500,000	[1]	Digene Corp.	23,215,000
489,500	[1,2]	Durect Corp.	2,276,175
6,000,000	[1,3]	Dyax Corp.	18,120,000
7,000,000	[1,2,3]	Dynavax Technologies Corp.	43,190,000
4,134,800	[1,2]	Endo Pharmaceuticals Holdings, Inc.	118,007,192
600,000	[1]	Endologix, Inc.	2,412,000
3,985,950	[1,2,3,4]	Endologix, Inc.	16,023,519
1,250,000	[1,4]	Endologix, Inc.	5,025,000
3,555,556	[1]	Endologix, Inc.	14,293,335
49,400	[1,2]	Favrille, Inc.	217,854
1,317,490	[1]	Favrille, Inc.	5,810,131
461,121	[1]	Favrille, Inc., Warrants 3/7/2011	1,161,972
100,000	[1,2]	Foxhollow Technologies, Inc.	3,501,000
1,979,000	[1,2,3]	GTX, Inc.	22,026,270
351,500	[2]	GlaxoSmithKline PLC, ADR	18,717,375
302,400		GlaxoSmithkline Pharmaceuticals Ltd.	7,749,714
2,891,800	[1,2,3]	Illumina, Inc.	127,123,528
860,000	[1,2]	Immunicon Corp.	3,698,000
2,329,800	[1]	Incyte Genomics, Inc.	11,089,848
33,900	[1]	Intercell AG	666,305
300,000	[1,4]	Inverness Medical Innovations, Inc.	11,307,000
4,705,882	[1,4]	Isis Pharmaceuticals, Inc.	40,376,468
3,808,200	[1,2,3]	Isis Pharmaceuticals, Inc.	32,674,356
1,176,470	[1]	Isis Pharmaceuticals, Inc., Warrants 8/23/2010	6,377,974
415,800	[1]	Jerini AG	1,804,330
777,500	[1,2]	Kos Pharmaceuticals, Inc.	38,680,625
2,750,000	[1,3]	Kosan Biosciences, Inc.	10,807,500
1,100,000	[1,2]	Kyphon, Inc.	43,450,000
750,000	[1]	Labopharm, Inc.	3,825,000
1,732,500	[1,2]	Medarex, Inc.	22,383,900
1,750,000	[1]	Medicines Co.	45,430,000
99,200		Meridian Bioscience, Inc.	2,286,560
2,559,000	[1]	Metabasis Therapeutics, Inc.	18,220,080
Shares or Units Held			Value
		COMMON STOCKS--continued
		Health Care--continued
1,000,000	[1]	Metabasis Therapeutics, Inc.	$7,120,000
895,650	[1,4]	Metabasis Therapeutics, Inc., Warrants 9/30/2010	3,486,813
1,224,500	[1,2]	Momenta Pharmaceuticals, Inc.	18,245,050
23,198,600	[1,3]	Monogram Biosciences, Inc.	42,221,452
223,300	[1]	NMT Medical, Inc.	3,552,703
3,000,000	[1,2]	Nektar Therapeutics	43,290,000
723,800	[1]	Neurochem, Inc.	11,703,846
1,868,900	[1,2]	Neurocrine Biosciences, Inc.	21,585,795
500,000	[1,2]	Neurometrix, Inc.	8,145,000
488,000	[1,2]	Nighthawk Radiology Holdings, Inc.	9,930,800
849,500	[1,2]	Northfield Laboratories, Inc.	11,417,280
310,200		Novartis AG, ADR	18,838,446
2,200,000	[1,3]	NxStage Medical, Inc.	16,126,000
1,000,000	[1]	OSI Pharmaceuticals, Inc.	38,280,000
200,000	[1,2]	Patterson Cos., Inc.	6,570,000
890,600	[1]	Pharmacopeia Drug Discovery, Inc.	3,909,734
222,650	[1]	Pharmacopeia Drug Discovery, Inc., Warrants 4/19/2011	446,476
2,656,800	[1,2,3]	Pharmacyclics, Inc.	14,320,152
500,000	[1]	Pharmion Corp.	12,225,000
1,456,496	[1,2]	Point Therapeutics, Inc.	2,082,789
1,217,200	[1,2]	Progenics Pharmaceuticals, Inc.	31,793,264
336,600	[1]	Psychiatric Solutions, Inc.	11,175,120
715,000	[1]	Regeneron Pharmaceuticals, Inc.	14,335,750
100,000	[1]	ResMed, Inc.	4,399,000
436,687	[1]	Rita Medical Systems, Inc.	1,572,073
458,965	[1]	Sanarus Medical, Inc.	0
100,000	[1]	Sangamo BioSciences, Inc.	561,000
535,800	[1,2]	Sepracor, Inc.	27,733,008
500,000	[1,2]	Solexa, Inc.	5,120,000
700,000	[1,2]	Somaxon Pharmaceuticals, Inc.	10,178,000
1,015,400	[1]	Sonus Pharmaceuticals, Inc.	5,737,010
274	[1]	Soteira, Inc.	274
1,000,000	[1,2]	Staar Surgical Co.	8,320,000
643,700	[1,2]	Stereotaxis, Inc.	7,711,526
Shares or Units Held			Value
		COMMON STOCKS--continued
		Health Care--continued
500,000		Sun Pharmaceutical Industries Ltd.	$10,071,064
849,000	[1]	Systems Xcellence, Inc.	13,949,070
500,000	[1,2]	Telik, Inc.	9,475,000
108,800	[1]	Theravance, Inc.	3,422,848
1,731,600	[1,2]	Threshold Pharmaceuticals, Inc., Class THL	5,766,228
1,362,000	[1]	United Surgical Partners International, Inc.	33,804,840
700,000		UnitedHealth Group, Inc.	34,146,000
300,000	[1]	VCA Antech, Inc.	9,711,000
1,858,600	[1,3]	Vical, Inc.	11,876,454
10,081,300	[1]	Warner Chilcott Ltd., Class A	133,073,160
309,939	[1,2]	WebMD Health Corp., Class A	11,300,376
1,410,138	[1,3]	World Heart Corp., Warrants 9/22/2008	298,397
		TOTAL	2,310,387,214
		Industrials--12.9%
649,800		Asea Brown Boveri Ltd.	51,689,620
1,294,700		Bharat Heavy Electricals Ltd.	69,450,319
200,000	[2]	C.H. Robinson Worldwide, Inc.	8,348,000
1,200,000	[1,2,3]	CoStar Group, Inc.	56,820,000
1,300,000		Con-way, Inc.	61,321,000
800,000	[1]	Copart, Inc.	23,144,000
105,400		DRS Technologies, Inc.	4,660,788
279,400	[1]	Dyncorp International, Inc., Class A	2,933,700
1,500,000	[2]	Expeditors International Washington, Inc.	71,115,000
1,000,000		FedEx Corp.	114,540,000
200,000	[2]	Fluor Corp.	15,686,000
1,234,400		Forward Air Corp.	40,080,968
491,600	[1,2]	Houston Wire & Cable Co.	10,397,340
1,258,700	[1]	IHS, Inc., Class A	43,513,259
1,000,000	[1,3]	Innovative Solutions and Support, Inc.	15,940,000
1,105,400	[1]	Interline Brands, Inc.	26,463,276
283,100	[1]	K&F Industries Holdings, Inc.	5,503,464
257,000	[1]	Kansas City Southern Industries, Inc.	7,296,230
1,371,045		Kuehne & Nagel International AG	94,228,003
Shares or Units Held			Value
		COMMON STOCKS--continued
		Industrials--continued
1,000,000	[2]	Landstar System, Inc.	$46,440,000
505		Max India Ltd.	10,540
3,204,000	[1,4,5]	Nagarjuna Construction Co. Ltd., GDR	12,463,560
1,265,600	[1,3]	NuCo2, Inc.	35,411,488
300,000		Pacer International, Inc.	9,207,000
4,460,400		Rinker Group Ltd.	64,070,029
845,000	[1,2]	Ryanair Holdings PLC, ADR	56,462,900
783,400	[2]	Ryder System, Inc.	41,246,010
2,087,700	[1]	SAIC, Inc.	41,754,000
1,000,000	[2]	Simpson Manufacturing Co., Inc.	28,390,000
1,500,000		TNT NV	57,739,801
1,017,800	[1]	TransDigm Group, Inc.	24,447,556
800,000	[2]	United Parcel Service, Inc.	60,280,000
43,700		Ushio Inc.	909,833
		TOTAL	1,201,963,684
		Information Technology--15.9%
1,000,000	[1,2]	Access Integrated Technology, Inc., Class A	10,640,000
15,100	[1]	Actions Semiconductor Co. Ltd., ADR	125,179
600,000	[1]	Amdocs Ltd.	23,256,000
1,555,600	[1,2]	Anadigics, Inc.	12,569,248
2,000,000	[1,2]	Autodesk, Inc.	73,500,000
850,000	[1]	Blackboard, Inc.	23,553,500
2,124,400	[1]	CSR PLC	30,676,642
156,700	[1]	Cirrus Logic, Inc.	1,106,302
375,000	[1]	Cognos, Inc.	13,680,000
2,400,000	[1]	Comverse Technology, Inc.	52,248,000
900,000	[1,2]	DST Systems, Inc.	55,611,000
352,323	[1,4]	Decision Management International, Inc.	0
1,157,700	[1,3]	Eagle Test Systems, Inc.	20,375,520
500,000	[1,2]	eBay, Inc.	16,065,000
1,568,400	[1,2,3]	eCollege.com	27,133,320
1,000,000	[1]	Entegris, Inc.	11,210,000
1,059,322	[4]	Expand Networks Ltd.	105,932
Shares or Units Held			Value
		COMMON STOCKS--continued
		Information Technology--continued
2,546,500	[1]	Himax Technologies, Inc., ADR	$16,221,205
2,331,500	[1]	Hyperion Solutions Corp.	87,198,100
1,133,900	[1,2,3]	Infocrossing, Inc.	14,321,157
356,234	[1,3]	Infocrossing, Inc., Warrants 10/21/2008	2,030,080
400,000	[1,2]	Iron Mountain, Inc.	17,348,000
901,000	[1,2]	Jupitermedia Corp.	7,919,790
2,176,064	[1,3]	Komag, Inc.	83,234,448
622,700	[1,2]	LeCroy Corp.	7,715,253
5,189,000	[1,2]	MEMC Electronic Materials, Inc.	184,209,500
4,680,000	[1,3]	Magma Design Automation	43,570,800
2,050,000	[1,2]	Mastercard, Inc.	151,905,000
2,500,000	[1,2]	Microsemi Corp.	49,000,000
360,700	[1]	NAVTEQ Corp.	11,975,240
2,598,600	[1]	NIC, Inc.	12,551,238
4,803,500	[1,2]	ON Semiconductor Corp.	29,877,770
1,596,400	[1,3]	Online Resources Corp.	16,698,344
530,000	[1,3,4,5]	Online Resources Corp.	5,543,800
50,500	[1]	Optium Corp.	1,022,625
1,191,600	[1,3]	PowerDsine Ltd.	12,940,776
2,919,700	[1]	Qimonda AG, ADR	40,729,815
1,750,000	[1]	Quest Software, Inc.	25,777,500
250,000		SAP AG	49,737,401
418,300	[1]	SI International, Inc.	13,870,828
2,048,400	[1,2]	Seagate Technology Holdings	46,252,872
1	[4]	Sensable Technologies, Inc.	200,559
3,751,199	[4]	Sensable Technologies, Inc.	0
2,576,800	[1,2]	Silicon Image, Inc.	30,483,544
3,740,800	[1,2]	Spansion, Inc.	53,343,808
69,500	[1,2]	Supertex, Inc.	3,086,495
1,523,200	[1,3]	TNS, Inc.	25,163,264
500,000	[1]	Tech Mahindra Ltd.	11,092,605
500,000	[1]	Ultratech, Inc.	7,145,000
1,800,000	[1,2]	ValueClick, Inc.	33,840,000
487,400	[1]	Xyratex Ltd.	10,167,164
		TOTAL	1,478,029,624
Shares or Units Held			Value
		COMMON STOCKS--continued
		Materials--1.6%
606,000		ACC Ltd.	$13,014,264
1,910,001	[2]	Cemex S.A. de C.V., ADR	58,713,421
19,910,000		China Metal International Ho	6,886,527
305,100	[1]	Frutarom	2,575,685
694,900		Frutarom, GDR	5,866,415
19,800,700	[1]	Lee & Man Paper Manufacturing Ltd.	40,226,696
20,269,900	[1]	Nine Dragons Paper Holdings Ltd.	25,802,604
		TOTAL	153,085,612
		Telecommunication Services--2.9%
11,505,700	[1]	Bharti Airtel Ltd.	135,395,746
165,911		Consolidated Communications Holdings, Inc.	3,052,762
832,176	[1]	NTELOS Holdings Corp.	11,675,429
272,100	[1]	Neuf Cegetel	8,213,199
20,000		PT Telekomunikasi Indonesia, Class CS, ADR	731,200
18,102,250		Singapore Telecom Ltd.	30,813,825
790,100	[1]	Syniverse Holdings, Inc.	11,653,975
3,500,000	[1,2]	Time Warner Telecom, Inc.	69,790,000
		TOTAL	271,326,136
		Utilities--1.6%
3,711,600	[1]	China Resources Power Holdings Co. Ltd.	4,691,281
190,000		Consolidated Water Co.	5,327,600
1,000,000	[2]	Dominion Resources, Inc.	80,990,000
502,100		ITC Holdings Corp.	17,834,592
14,855,700		NTPC Ltd.	42,755,912
		TOTAL	151,599,385
		TOTAL COMMON STOCKS (IDENTIFIED COST $6,143,154,425)	8,351,570,300
		PREFERRED STOCKS--1.0%
		Financials--0.7%
173,200	[3]	Alleghany Corp., Conv. Pfd.	51,562,679
297,600		Merrill Lynch & Co., Inc., Conv. Pfd., Series JNC, $2.30 Annual Dividend	12,816,471
		TOTAL	64,379,150
Shares, Units Held or Principal Amount			Value
		PREFERRED STOCKS--continued
		Health Care--0.3%
686,009	[1,4,5]	Acadia Pharmaceuticals, Inc., Conv. Pfd.	$6,503,365
1,694,915	[4]	Ardais Corp., Conv. Pfd.	0
790,960	[4]	Ardais Corp., Conv. Pfd., Series C	0
3,985	[4]	CompBenefits Corp., Pfd.	2,521,624
446,816	[4]	Cortek, Inc., Conv. Pfd., Series D2	0
1,515,152	[4]	Cortex, Inc., Pfd., Series D	0
126,065	[4]	Dexcom, Inc., Pfd.	1,109,372
2,747,253		Insulet Corp., Conv. Pfd.	9,010,990
1,058,043	[4]	Sanarus Medical, Inc., Pfd., Series A	0
1,448,436	[4]	Sanarus Medical, Inc., Pfd., Series B	0
4,456,271	[4]	Sanarus Medical, Inc., Pfd., Series C	3,030,264
3,555,987		Sanarus Medical, Inc., Pfd., Series D	2,837,678
842,571		Soteira, Inc., Pfd.	842,571
		TOTAL	25,855,864
		Information Technology--0.0%
20,000		Marchex, Inc., Conv. Pfd., $11.88 Annual Dividend	3,610,000
679,348	[4]	Multiplex, Inc., Pfd., Series C	0
		TOTAL	3,610,000
		TOTAL PREFERRED STOCKS (IDENTIFIED COST $112,783,541)	93,845,014
		CORPORATE BONDS--0.4%
		Health Care--0.0%
$1	[4]	Ardais Corp., Conv. Bond, 8.00%, 12/31/2006	34,000
		Information Technology--0.4%
25,000,000	[4]	BearingPoint, Inc., Conv. Bond, 5.00%, 4/15/2025	36,427,750
		TOTAL CORPORATE BONDS (IDENTIFIED COST $25,434,259)	36,461,750
		CORPORATE NOTES--0.0%
		Health Care--0.0%
1		Ardais Corp., Conv. Bond, 12/31/2006 (IDENTIFIED COST $431,384)	34,000
		PURCHASED PUT OPTION--0.0%
77,500,000		State Street Bank & Trust Co., N.A. EURO PUT/USD CALL, Expiration Date 1/19/2007 (IDENTIFIED COST $519,250)	190,495
Principal Amount			Value
		REPURCHASE AGREEMENTS--27.9%
$883,000,000		Interest in $2,000,000,000 joint repurchase agreement 5.31%, dated 10/31/2006 under which Bear Stearns and Co., Inc. will repurchase U.S. Government Agency securities with various maturities to 10/25/2036 for $2,000,295,000 on 11/1/2006. The market value of the underlying securities at the end of the period was $2,060,002,087 (purchased with proceeds from securities lending collateral).	$883,000,000
882,695,000		Interest in $2,000,000,000 joint repurchase agreement 5.31%, dated 10/31/2006 under which Merrill Lynch Government Securities, Inc. will repurchase U.S. Government Agency securities with various maturities to 10/15/2036 for $2,000,295,000 on 11/1/2006. The market value of the underlying securities at the end of the period was $2,042,399,834 (purchased with proceeds from securities lending collateral).	882,695,000
600,000,000		Interest in $2,000,000,000 joint repurchase agreement 5.31%, dated 10/31/2006 under which Goldman Sachs and Co. will repurchase U.S. Government Agency securities with various maturities to 9/15/2036 for $2,000,295,000 on 11/1/2006. The market value of the underlying securities at the end of the period was $2,050,357,821.	600,000,000
230,983,000		Interest in $1,980,000,000 joint repurchase agreement 5.31%, dated 10/31/2006 under which UBS Securities LLC will repurchase U.S. Government Agency securities with various maturities to 4/1/2036 for $1,980,292,050 on 11/1/2006. The market value of the underlying securities at the end of the period was $2,019,602,605.	230,983,000
		TOTAL REPURCHASE AGREEMENTS (AT COST)	2,596,678,000
		TOTAL INVESTMENTS--118.9% (IDENTIFIED COST $8,879,000,859) [6]	11,078,779,559
		OTHER ASSETS AND LIABILITIES - NET--(18.9)%	(1,760,317,673)
		TOTAL NET ASSETS--100%	$9,318,461,886

1 Non-income producing security.

2 All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.

3 Affiliated company. At October 31, 2006, these securities amounted to $1,339,107,341 which represents 14.4% of total net assets.

4 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At October 31, 2006, these restricted securities amounted to $274,402,849, which represented 2.9% of total net assets.

5 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees. At October 31, 2006, these liquid restricted securities amounted to $101,017,972, which represented 1.1% of total net assets.

6 The cost of investments for federal tax purposes amounts to $8,898,098,457.

Options Written

Security	Expiration Date	Exercise Price	Contracts	Value
State Street Bank & Trust Co., N.A. EURO PUT/USD CALL	January 2007	$1.2855	77,500,000	$761,515

Note: The categories of investments are shown as a percentage of total net assets at October 31, 2006.

The following acronyms are used throughout this portfolio:

ADR	--American Depository Receipt
EURO	--Euro Dollar
GDR	--Global Depository Receipt
USD	--United States Dollar

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2006

Assets:
Investments in securities	$8,482,101,559
Investments in repurchase agreements	2,596,678,000
Total investments in securities, at value including $1,339,107,341 of investments in affiliated issuers and $1,696,569,238 of securities loaned (identified cost $8,879,000,859)		$11,078,779,559
Cash		119,047
Cash denominated in foreign currencies (identified cost $3,605,702)		3,635,116
Income receivable		1,377,498
Receivable for investments sold		51,136,327
Receivable for shares sold		7,082,821
TOTAL ASSETS		11,142,130,368
Liabilities:
Payable for investments purchased	21,002,944
Payable for shares redeemed	14,121,959
Payable for collateral due to broker	1,765,695,000
Options written, at value (premium received $519,250)	761,515
Payable for distribution services fee (Note 5)	1,826,918
Payable for shareholder services fee (Note 5)	4,628,362
Accrued expenses	15,631,784
TOTAL LIABILITIES		1,823,668,482
Net assets for 1,543,688,825 shares outstanding		$9,318,461,886
Net Assets Consist of:
Paid-in capital		$6,038,149,917
Net unrealized appreciation of investments, options and translation of assets and liabilities in foreign currency		2,199,539,162
Accumulated net realized gain on investments, options and foreign currency transactions		1,113,411,642
Accumulated net investment income (loss)		(32,638,835)
TOTAL NET ASSETS		$9,318,461,886

Statement of Assets and Liabilities-continued

October 31, 2006

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($2,884,118,475 ÷ 474,497,650 shares outstanding), no par value, unlimited shares authorized	$6.08
Offering price per share (100/94.50 of $6.08) [1]	$6.43
Redemption proceeds per share	$6.08
Class B Shares:
Net asset value per share ($1,184,964,033 ÷ 201,110,250 shares outstanding), no par value, unlimited shares authorized	$5.89
Offering price per share	$5.89
Redemption proceeds per share (94.50/100 of $5.89) [1]	$5.57
Class C Shares:
Net asset value per share ($918,501,896 ÷ 155,837,278 shares outstanding), no par value, unlimited shares authorized	$5.89
Offering price per share (100/99.00 of $5.89) [1]	$5.95
Redemption proceeds per share (99.00/100 of $5.89) [1]	$5.83
Class K Shares:
Net asset value per share ($4,330,877,482 ÷ 712,243,647 shares outstanding), no par value, unlimited shares authorized	$6.08
Offering price per share	$6.08
Redemption proceeds per share (99.80/100 of $6.08) [1]	$6.07

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2006

Investment Income:
Dividends (including $600,225 received from affiliated issuers (Note 5) and net of foreign taxes withheld of $1,117,615)		$46,736,464
Interest (including income on securities loaned of $5,253,166)		38,862,316
TOTAL INCOME		85,598,780
Expenses:
Investment adviser fee (Note 5)	$126,336,866
Administrative personnel and services fee (Note 5)	7,056,212
Custodian fees	2,319,621
Transfer and dividend disbursing agent fees and expenses--Class A	3,214,709
Transfer and dividend disbursing agent fees and expenses--Class B	1,435,563
Transfer and dividend disbursing agent fees and expenses--Class C	1,027,432
Transfer and dividend disbursing agent fees and expenses--Class K	5,527,871
Directors'/Trustees' fees	61,921
Auditing fees	53,395
Legal fees	494
Portfolio accounting fees	224,406
Distribution services fee--Class A Shares (Note 5)	6,602,120
Distribution services fee--Class B Shares (Note 5)	8,874,344
Distribution services fee--Class C Shares (Note 5)	6,334,222
Distribution services fee--Class K Shares (Note 5)	20,985,441
Shareholder services fee--Class A Shares (Note 5)	6,456,630
Shareholder services fee--Class B Shares (Note 5)	2,958,115
Shareholder services fee--Class C Shares (Note 5)	2,110,874
Shareholder services fee--Class K Shares (Note 5)	9,757,686
Share registration costs	164,812
Printing and postage	1,263,332
Insurance premiums	51,486
Miscellaneous	84,197
TOTAL EXPENSES	212,901,749

Statement of Operations-continued

Year Ended October 31, 2006

Waivers and Reimbursements (Note 5):
Waiver/reimbursement of investment adviser fee	$(13,298,609)
Waiver of administrative personnel and services fee	(300,515)
Waiver of distribution services fee--Class A Shares	(1,615,606)
Waiver of distribution services fee--Class C Shares	(176,470)
Waiver of distribution services fee--Class K Shares	(12,909,990)
Reimbursement of shareholder services fee--Class A Shares	(125,125)
Reimbursement of shareholder services fee--Class B Shares	(230,334)
TOTAL WAIVERS AND REIMBURSEMENTS		$(28,656,649)
Net expenses			$184,245,100
Net investment income (loss)			(98,646,320)
Realized and Unrealized Gain on Investments, Options and Foreign Currency Transactions:
Net realized gain on investments, options and foreign currency transactions (including realized gain of $4,691,622 on sale of investments in affiliated users (Note 5) and foreign taxes withheld of $12,066,802)			1,224,417,228
Net change in unrealized appreciation of investments, options and translation of assets and liabilities in foreign currency			178,803,741
Net realized and unrealized gain on investments, options and foreign currency transactions			1,403,220,969
Change in net assets resulting from operations			$1,304,574,649

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2006	2005
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(98,646,320)	$(85,689,503)
Net realized gain on investments, options and foreign currency transactions	1,224,417,228	546,532,246
Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	178,803,741	506,520,030
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	1,304,574,649	967,362,773
Distributions to Shareholders:
Distributions from net realized gains on investments and foreign currency transactions
Class A Shares	(130,614,771)	(103,255,249)
Class B Shares	(67,354,418)	(58,193,906)
Class C Shares	(44,544,397)	(32,903,118)
Class K Shares	(230,822,128)	(202,750,926)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(473,335,714)	(397,103,199)
Share Transactions:
Proceeds from sale of shares	1,563,338,621	1,433,931,546
Proceeds from shares issued in connection with the tax-free transfer of assets from Wayne Hummer Growth Fund	157,595,010	--
Net asset value of shares issued to shareholders in payment of distributions declared	434,775,027	363,051,287
Cost of shares redeemed	(1,517,980,769)	(1,373,123,729)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	637,727,889	423,859,104
Change in net assets	1,468,966,824	994,118,678
Net Assets:
Beginning of period	7,849,495,062	6,855,376,384
End of period (including accumulated net investment income (loss) of $(32,638,835) and $(18,041,412), respectively)	$9,318,461,886	$7,849,495,062

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2006

1. ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated Kaufmann Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class K Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Class A Shares, Class B Shares and Class C Shares are presented separately. The investment objective of the Fund is to provide capital appreciation.

On March 24, 2006, the Fund received assets from Wayne Hummer Growth Fund, as a result of a tax-free reorganization, as follows:

Class A Shares of the Fund Issued	Wayne Hummer Growth Fund Net Assets Received	Unrealized Appreciation [1]	Net Assets of Fund Prior to Combination	Net Assets of Wayne Hummer Growth Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
25,877,670	$157,595,010	$91,589,536	$9,245,245,708	$157,595,010	$9,402,840,718

1 Unrealized Appreciation is included in the Wayne Hummer Growth Fund Net Assets Received amount shown above.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Market values of the Fund's portfolio securities are determined as follows:

for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees (the "Trustees") may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;

for investments in other open-end regulated investment companies, based on net asset value;

for fixed-income securities, according to prices as furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost; and

for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Prices for fixed-income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices are generally intended to be indicative of the bid prices currently offered to institutional investors for the securities, except that prices for corporate fixed-income securities traded in the United States are generally intended to be indicative of the mean between such bid prices and asked prices. The Trustees have approved the use of such pricing services. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its net asset value, the Fund values foreign securities using the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Fund's Trustees, although the actual calculation may be done by others.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Classes A, B, C and K bear distribution services fees and shareholder services fees unique to those classes and Class K bears certain transfer and dividend disbursing agent fees unique to that class. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes, and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At October 31, 2006, the Fund had no outstanding foreign currency commitments.

Written Options Contracts

The Fund may write option contracts. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the year ended October 31, 2006, the Fund had a realized loss of $1,346,920 on written options.

The following is a summary of the Fund's written option activity:

Contracts	Number of Contracts	Premium
Outstanding at prior period-end	58,000,000	$ 411,740
Contracts written	385,000,000	$ 2,490,205
Contracts expired	(288,500,000)	$(1,882,295)
Contracts bought back	(77,000,000)	$ (500,400)
Outstanding at 10/31/2006	77,500,000	$ 519,250

Written options outstanding at period end, if any, are listed after the Fund's portfolio of investments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Securities Lending

The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of October 31, 2006, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$1,696,569,238	$1,765,695,000

Short Sales

The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Fund's Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Fund's Trustees.

Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Trustees, held at October 31, 2006, is as follows:

Security	Acquisition Date	Acquisition Cost
Apollo Investment Fund V	5/18/2001	$ 593,912
Aradigm Corp., Warrants 12/17/2006	12/17/2001	--
Ardais Corp., Conv. Bond, 8.00%, 12/31/2006	4/14/2004	434,259
Ardais Corp., Conv. Pfd.	3/2/2001-3/8/2001	9,999,999
Ardais Corp., Conv. Pfd., Series C	12/18/2002	4,666,664
Ardais Corp. Warrants 4/14/2009	4/15/2004	--
Avigen, Inc.	5/10/2006	3,000,004
BearingPoint, Inc., Conv. Sub. Deb., 5.00%, 4/15/2025	4/21/2005	25,000,000
CompBenefits, Corp.	5/24/1995-7/12/2000	176,696
CompBenefits, Corp., Pfd.	5/24/1995-7/12/2000	4,090,205
Conceptus, Inc.	8/11/2005	4,500,000
Conceptus, Inc.	4/10/2001	5,000,000
Cortek, Inc.	2/29/2000	--
Cortek, Inc., Conv. Pfd., Series D2	3/31/2003	--
Cortex, Inc., Pfd., Series D	6/18/2001	--
Security	Acquisition Date	Acquisition Cost
Decision Management International, Inc.	7/11/2005	$ --
Denovo Ventures I LP	3/9/2000	2,432,145
DexCom, Inc., Pfd.	12/30/2004	678,910
Endologix, Inc.	7/7/2005	5,000,000
Endologix, Inc.	12/8/2003-5/31/2006	17,771,330
Expand Networks Ltd.	9/22/2000	2,500,000
FA Private Equity Fund IV LP	3/4/2002	390,315
Greenfield Technology Venture Fund	6/15/1998	88,344
Incuvest LLC	1/6/2000	5,000,000
Infrastructure Fund	8/11/2000	450,346
Internet.com Corp.	5/17/2000-7/28/2000	557,793
Inverness Medical Innovations, Inc.	2/9/2006	7,323,000
Isis Pharmaceuticals, Inc.	8/23/2005	19,882,351
Latin Healthcare Fund	11/28/2000	4,083,760
Metabasis Therapeutics, Inc., Warrants 9/30/2010	10/3/2005	111,956
Multiplex, Inc., Pfd., Series C	2/22/2001	5,000,001
Peachtree Leadscope LLC	4/30/2002	3,000,000
Peachtree Leadscope LLC	6/30/2000	712,054
Peachtree Open Networks	10/5/2000	990,753
Peachtree Velquest	9/14/2000	494,382
Peachtree/CB Partners	3/8/2000	3,503,863
Rocket Ventures II	7/20/1999	7,515,342
Sanarus Medical, Inc., Pfd., Series A	11/16/1999-11/12/2004	1,561,804
Sanarus Medical, Inc., Pfd., Series B	7/16/2001	2,495,648
Sanarus Medical, Inc., Pfd., Series C	10/23/2003	3,004,288
Sensable Technologies, Inc.	10/15/2004	--
Sensable Technologies, Inc.	12/16/2003	401,118

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended October 31	2006		2005
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	148,403,150	$863,321,275	150,599,079	$797,198,894
Shares issued in connection with the tax-free transfer of assets from Wayne Hummer Growth Fund	25,877,670	157,595,010	--	--
Shares issued to shareholders in payment of distributions declared	21,033,041	114,209,425	17,504,760	89,099,685
Shares redeemed	(113,764,940)	(657,819,683)	(122,304,301)	(647,088,392)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	81,548,921	$477,306,027	45,799,538	$239,210,187

Year Ended October 31	2006		2005
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	25,943,976	$146,781,587	33,657,206	$174,081,420
Shares issued to shareholders in payment of distributions declared	11,718,063	61,988,556	10,430,358	52,151,884
Shares redeemed	(41,315,930)	(232,198,795)	(37,327,135)	(194,340,651)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(3,653,891)	$(23,428,652)	6,760,429	$31,892,653

Year Ended October 31	2006		2005
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	42,213,562	$238,191,783	42,578,747	$220,727,895
Shares issued to shareholders in payment of distributions declared	6,356,907	33,691,655	4,843,556	24,219,297
Shares redeemed	(27,305,399)	(153,223,685)	(23,397,117)	(121,440,701)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	21,265,070	$118,659,753	24,025,186	$123,506,491

Year Ended October 31	2006		2005
Class K Shares:	Shares	Amount	Shares	Amount
Shares sold	54,033,107	$315,043,976	45,765,706	$241,923,337
Shares issued to shareholders in payment of distributions declared	41,415,335	224,885,391	38,741,249	197,580,421
Shares redeemed	(82,340,837)	(474,738,606)	(77,226,078)	(410,253,985)
NET CHANGE RESULTING FROM CLASS K SHARE TRANSACTIONS	13,107,605	$65,190,761	7,280,877	$29,249,773
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	112,267,705	$637,727,889	83,866,030	$423,859,104

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions, partnership adjustments, net operating loss, reclass of foreign capital gains tax and discount accretion/premium amortization on debt securities.

For the year ended October 31, 2006, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
$55,054	$84,048,897	$(84,103,951)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2006 and 2005, was as follows:

	2006	2005
Ordinary income [1]	$ 112,752	$ 8,730
Long-term capital gains	$473,222,962	$397,094,469

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of October 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$87,724,523
Undistributed long-term capital gain	$1,047,381,791
Net unrealized appreciation	$2,180,441,564
Other temporary adjustments	$(11,900,214)
Capital loss carryforward	$(23,335,695)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales, partnership investments and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

At October 31, 2006, the cost of investments for federal tax purposes was $8,898,098,457. The net unrealized appreciation of investments excluding any unrealized appreciation resulting from changes in foreign currency exchange rates and unrealized depreciation from written options for federal tax purposes was $2,180,681,102. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $2,486,384,880 and net unrealized depreciation from investments for those securities having an excess of cost over value of $305,703,778.

At October 31, 2006, the Fund had a capital loss carryforward of $23,335,695 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire in 2009.

As a result of a tax-free transfer of assets from Federated Aggressive Growth Fund to the Fund, certain capital loss carryforwards listed above may be limited.

The Fund used capital loss carryforwards of $7,778,565 to offset taxable capital gains realized during the year ended October 31, 2006.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.425% of the Fund's average daily net assets. For the year ended October 31, 2006, the Adviser voluntarily waived $12,687,085 and reimbursed $611,524 of its fee.

Certain of the Fund's assets are managed by Federated Global Investment Management Corp. (the "Sub-Adviser"). Under the terms of a sub-adviser agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended October 31, 2006, the Sub-Adviser earned a sub-adviser fee of $104,002,389.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. For the year ended October 31, 2006, the net fee paid to FAS was 0.076% of average aggregate daily net assets of the Fund.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class K Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%
Class K Shares	0.50%

For the year ended October 31, 2006, FSC voluntarily waived $14,702,066 of its fee. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2006, FSC retained $12,948,193 of fees paid by the Fund.

Sales Charges

For the year ended October 31, 2006, FSC retained $448,146 in sales charges from the sale of Class A Shares. FSC also retained $6,528 of contingent deferred sales charges relating to redemptions of Class A Shares and $15,357 relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Redemption Fee

The Fund's Class K Shares imposes a redemption fee of 0.20% on the redemption price of the Fund's Class K Shares capital stock shares redeemed, if such shares were purchased after February 1, 1985. The redemption fee is applied to the Fund's Class K Shares expenses for providing redemption services, including, but not limited to: transfer agent fees; postage; printing; telephone; and related costs. Any excess fee proceeds are added to the Fund's assets. Shares acquired through employer-sponsored retirement plans will not be subject to the redemption fee. However, if shares are purchased for a retirement plan account through a broker, financial institution or other intermediary maintaining an omnibus account for the shares, the waiver may not apply. In addition, this waiver does not apply to individual retirement accounts, such as Traditional, Roth and SEP-IRAs. For the year ended October 31, 2006, redemption fees of $494,990 were allocated to cover the cost of redemptions.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class K Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. For the year ended October 31, 2006, FSSC voluntarily reimbursed $355,459 of shareholder services fees. For the year ended October 31, 2006, FSSC received $4,570,327 of fees paid by the Fund.

Commitments and Contingencies

In the course of pursuing its investment philosophy, the Fund sometimes invests in limited partnerships and limited liability companies. These entities often require the Fund to commit to a total dollar amount to be invested. The actual investments are usually made in installments over a period of time. At October 31, 2006, the Fund had total commitments to limited partnerships and limited liability companies of $35,173,400; of this amount $26,285,747 was actually invested by the Fund leaving the Fund contingently liable for additional investments of $8,887,653.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses (including the distribution (12b-1) fee) so that the total operating expenses paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Class K Shares (after the voluntary waivers and reimbursements) will not exceed 1.95%, 2.50%, 2.50% and 1.95%, respectively, for the fiscal year ending October 31, 2007. Although these actions are voluntary, the Adviser and its affiliates have agreed not to terminate these waivers and/or reimbursements until after December 31, 2007.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are companies in which the Fund has ownership of at least 5% of the voting shares or other mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other mutual funds. Transactions with affiliated companies during the year ended October 31, 2006, were as follows:

	Affiliates	Balance of Shares Held 10/31/2005	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2006	Value	Dividend Income
	Accelrys, Inc.	--	1,927,000	--	1,927,000	$ 12,140,100	$ --
	Alleghany Corp., Conv. Pfd.	--	173,200	--	173,200	51,562,679	600,225
[1]	Anadys Pharmaceuticals, Inc.	--	2,000,000		2,000,000	6,820,000	--
[1]	Auxilium Pharmaceutical, Inc.	649,000	1,424,628	--	2,073,628	26,127,713	--
[1]	Avigen, Inc.	3,000,000	--	--	3,000,000	15,210,000	--
[1]	Central European Media Enterprises Ltd., Class A	2,000,000	--	28,300	1,971,700	145,550,894	--
[1]	Chindex International, Inc.	555,000	--	--	555,000	7,198,350	--
[1]	Chindex International, Inc., Warrants 3/31/2009	111,000	--	--	111,000	731,290	--
[1,2]	Conceptus, Inc.	600,000	--	--	600,000	11,892,000	--
[1]	Conceptus, Inc.	3,634,700	--	--	3,634,700	72,039,754	--
2	Conceptus, Inc.	714,286	--	--	714,286	14,157,149	--
[1]	CoStar Group, Inc.	744,500	455,500	--	1,200,000	56,820,000	--
[1]	Cubist Pharmaceuticals, Inc.	3,000,000	1,000,000	--	4,000,000	89,080,000	--
[1]	Cytokinetics, Inc.	--	4,763,500	--	4,763,500	34,725,915	--
[1]	Dresser-Rand Group, Inc.	--	5,323,000	98,000	5,225,000	113,330,250	--
[1]	Dyax Corp.	4,587,300	1,412,700	--	6,000,000	18,120,000	--
[1]	Dynavax Technologies Corp.	5,204,200	1,795,800	--	7,000,000	43,190,000	--
[1]	Eagle Test Systems, Inc.	--	1,157,700	--	1,157,700	20,375,520	--
[1]	eCollege.com	1,500,000	150,800	82,400	1,568,400	27,133,320	--
[1,2]	Endologix, Inc.	2,312,250	1,673,700	--	3,985,950	16,023,519	--
[1]	GTX, Inc.	1,979,000	--	--	1,979,000	22,026,270	--
[1]	Illumina, Inc.	2,478,200	1,413,600	1,000,000	2,891,800	127,123,528	--
	Affiliates	Balance of Shares Held 10/31/2005	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2006	Value	Dividend Income
[1]	Infocrossing, Inc.	1,133,900	--	--	1,133,900	$ 14,321,157	$ --
[1]	Infocrossing, Inc., Warrants 10/21/2008	356,234	--	--	356,234	2,030,080	--
[1]	Innovative Solutions and Support, Inc.	--	1,000,000	--	1,000,000	15,940,000	--
[1]	Isis Pharmaceuticals, Inc.	4,000,000	--	191,800	3,808,200	32,674,356	--
[1]	James River Group, Inc.	541,600	277,300	--	818,900	24,550,622	--
[1]	Komag, Inc.	1,300,000	876,064	--	2,176,064	83,234,448	--
[1]	Kosan Biosciences, Inc.	1,193,800	1,556,200	--	2,750,000	10,807,500	--
[1]	Magma Design Automation	4,680,000	--	--	4,680,000	43,570,800	--
[1]	Monogram Biosciences, Inc.	--	23,198,600	--	23,198,600	42,221,452	--
[1]	NuCo2, Inc.	1,265,600	--	--	1,265,600	35,411,488	--
[1]	NxStage Medical, Inc.	1,735,300	464,700	--	2,200,000	16,126,000	--
[1,2]	Online Resources Corp.	1,787,500	8,000	199,100	1,596,400	16,698,344	--
[1]	Online Resources Corp.	530,000	--	--	530,000	5,543,800	--
[1]	Pharmacyclics, Inc.	2,556,800	100,000	--	2,656,800	14,320,152	--
[1]	PowerDsine Ltd.	1,191,600	--	--	1,191,600	12,940,776	--
[1]	TNS, Inc.	1,100,000	518,600	95,400	1,523,200	25,163,264	--
[1]	Vical, Inc.	1,858,600	--	--	1,858,600	11,876,454	--
[1]	World Heart Corp., Warrants 9/22/2008	1,410,138	--	--	1,410,138	298,397	--
	TOTAL OF AFFILIATED TRANSACTIONS	59,710,508	52,670,592	1,695,000	110,686,100	$1,339,107,341	$600,225

1 Non-income producing security.

2 Restricted security.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2006, were as follows:

Purchases	$5,267,858,024
Sales	$5,600,210,586

7. CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At October 31, 2006, the diversification of countries was as follows:

Country	Percentage of Net Assets
United States	65.4%
India	7.8%
Bermuda	5.3%
United Kingdom	1.6%
Japan	1.4%
Switzerland	1.2%
Cayman Islands	1.0%
Germany, Federal Republic of	1.0%
Mexico	0.9%
Australia	0.8%
Ireland	0.6%
Netherlands	0.6%
Canada	0.5%
Republic of Korea	0.5%
Belgium	0.4%
Hong Kong	0.4%
Brazil	0.3%
China	0.3%
Singapore	0.3%
Israel	0.2%
Italy	0.2%
France	0.1%
Thailand	0.1%
Taiwan, Province of China	0.1%
Austria	0.0%1
Indonesia	0.0%1

1 Represents less than 0.1%.

8. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

9. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended October 31, 2006, the amount of long-term capital gains designated by the Fund was $473,222,962.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED EQUITY FUNDS AND SHAREHOLDERS OF FEDERATED KAUFMANN FUND:

We have audited the accompanying statement of assets and liabilities of Federated Kaufmann Fund (the "Fund") (one of the portfolios constituting Federated Equity Funds), including the portfolio of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Kaufmann Fund, a portfolio of Federated Equity Funds at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
December 11, 2006

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2005, the Trust comprised eight portfolios, and the Federated Fund Complex consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: April 1984	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions : Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: January 2000	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 1987	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: October 1995	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: November 1991	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex; Director, WinsorTech.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: November 1991	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations : Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA TRUSTEE Began serving: October 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Director, Midway Pacific (lumber); Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: April 1984	Principal Occupations : Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions : National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 Saint Vincent College Latrobe, PA TRUSTEE Began serving: April 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Alleghany Corporation.

Previous Positions : Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: April 1984	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions : Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: April 1984	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations : Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations : Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions : Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Lawrence Auriana Birth Date: January 8, 1944 VICE PRESIDENT Began serving: November 2001	Principal Occupations : Lawrence Auriana is Vice President of the Trust. Mr. Auriana joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Auriana was President and Treasurer of Edgemont Asset Management Corp., and Chairman of the Board and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Auriana earned a B.S. in economics from Fordham University and has been engaged in the securities business since 1965.

Hans P. Utsch Birth Date: July 3, 1936 VICE PRESIDENT Began serving: November 2001	Principal Occupations : Hans P. Utsch is Vice President of the Trust. Mr. Utsch joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Utsch was Chairman of the Board and Secretary of Edgemont Asset Management Corp., and President and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Utsch graduated from Amherst College and holds an M.B.A. from Columbia University. He has been engaged in the securities business since 1962.

Evaluation and Approval of Advisory Contract

FEDERATED KAUFMANN FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract and subadvisory contract at meetings held in May 2006. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.

Prior to the meeting, the Adviser had recommended that the Federated Funds appoint a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated Fund. The Senior Officer appointed by the Funds has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below, which the Board considered, along with other information, in deciding to approve the advisory contract and subadvisory contract.

During its review of these contracts, the Board considered compensation and benefits received by the Adviser and subadviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for like services and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these considerations and was guided by them in its review of the Fund's advisory contract and subadvisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board has received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, and directed the preparation of independent reports, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups is of significance in judging the reasonableness of proposed fees.

For both the one- and three-year periods ending December 31, 2005, the Fund's performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs and the lack of consensus on how to allocate those costs causes such allocation reports to be of questionable value. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board also reviewed profitability information for Federated and other publicly held fund management companies, provided by the Senior Officer, who noted the limited availability of such information, and concluded that Federated's profit margins did not appear to be excessive.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in the portfolio management and distribution efforts supporting all of the Federated funds and that the benefits of any economies, should they exist, were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time. The Board agreed to monitor future developments and review changes in industry practices or competitive initiatives.

During the year ending December 31, 2005, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

No changes were recommended to, and no objection was raised to the continuation of the Fund's advisory contract, and the Senior Officer noted that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. For 2005, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates was satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were relevant to every Federated fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

The Senior Officer also made recommendations relating to the organization and availability of data and verification of processes for purposes of implementing future evaluations which the Adviser has agreed to implement.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com, select "Products," select the "Prospectuses and Regulatory Reports" link, then select the Fund to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of the Federated Investors website at FederatedInvestors.com by clicking on "Portfolio Holdings" and selecting the name of the Fund, or by selecting the name of the Fund and clicking on "Portfolio Holdings." You must register on the website the first time you wish to access this information.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Kaufmann Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 314172644

26851 (5/07)

Federated is a registered mark of Federated Investors, Inc. 2007 (c)Federated Investors, Inc.

ITEM 12.    EXHIBITS

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE
INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE
SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

REGISTRANT  FEDERATED EQUITY FUNDS

BY
            /S/ RICHARD A. NOVAK, PRINCIPAL FINANCIAL OFFICER
            RICHARD A. NOVAK, PRINCIPAL FINANCIAL OFFICER
DATE        MAY 24, 2007

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE
INVESTMENT COMPANY ACT OF 1940, THIS REPORT HAS BEEN SIGNED BELOW BY THE
FOLLOWING PERSONS ON BEHALF OF THE REGISTRANT AND IN THE CAPACITIES AND ON THE
DATES INDICATED.

BY
            /S/ J. CHRISTOPHER DONAHUE, PRINCIPAL EXECUTIVE OFFICER
            J. CHRISTOPHER DONAHUE, PRINCIPAL EXECUTIVE OFFICER

DATE        MAY 24, 2007

BY          /S/ RICHARD A. NOVAK, PRINCIPAL FINANCIAL OFFICER
            RICHARD A. NOVAK, PRINCIPAL FINANCIAL OFFICER

DATE        MAY 24, 2007